Exhibit 10.02
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO

2016-1-1

SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
RELIANCE STEEL & ALUMINUM CO.
6.200% SENIOR NOTES DUE 2016

No. 1	Principal Amount $350,000,000
(subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Note attached hereto)

CUSIP NO. 759509 AC 6
ISIN NO. US759509 AC 60
     Reliance Steel & Aluminum Co., a California corporation, for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED AND FIFTY MILLION Dollars (subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Note attached hereto) on November 15, 2016.
     Interest Payment Dates: May 15 and November 15 of each year, commencing on May 15, 2007, first interest payment date relating to any Notes.
     Record Dates: May 1 and November 1 of each year.
     Additional provisions of this Note are set forth on the other side of this Note.

2016-1-2

     IN WITNESS WHEREOF, RELIANCE STEEL & ALUMINUM CO. has caused this Note to be duly executed.
Dated: November 20, 2006

RELIANCE STEEL & ALUMINUM CO.

By
Name:
Title:
TRUSTEE’S CERTIFICATE OF
AUTHENTICATION
This is one of the Notes referred
to in the within-mentioned Indenture.
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By
Authorized Signatory
Dated: November 20, 2006
[Signature Page to 2016 Note — Rule 144A]

2016-1-3

[REVERSE SIDE OF INITIAL NOTE]
[Reverse of 2016 Note]
6.200% Senior Notes due 2016
1. Interest
     Reliance Steel & Aluminum Co., a California corporation (together with its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the rate of 6.200% per annum; provided, however, that, upon the occurrence or failure to occur of certain events specified in the Registration Rights Agreement, the Company shall, subject to the terms and conditions set forth in the Registration Rights Agreement, pay additional interest on the principal amount of this Note at a rate of 0.25% per annum for the first 90-day period immediately following such date and by an additional 0.25% per annum for the subsequent 90-day period, up to a maximum aggregate of 0.50% per annum, after such event occurs or fails to occur so long as such event continues or fails to occur, as the case may be. Such additional interest shall be payable in addition to any other interest payable from time to time with respect to this Note.
     The Company shall pay interest semiannually on May 15 and November 15 of each year (each such date, an “Interest Payment Date”), commencing on May 15, 2007. Interest on the Notes shall accrue from November 20, 2006, or from the most recent date to which interest has been paid on the Notes. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
2. Method of Payment
     By no later than 11:00 a.m. (New York City time) on the date on which any principal of or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal and/or interest. The Company shall pay interest (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the May 1 or November 1 immediately preceding the Interest Payment Date even if Notes are cancelled, repurchased or redeemed after the record date and on or before the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Notes represented by a Global Note (including principal, premium, if any, and interest) shall be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company may make all payments in respect of a Definitive Note (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof or by wire transfer to an account located in the United States maintained by the payee.
3. Paying Agent and Registrar
     Wells Fargo Bank, National Association, a national banking association (the “Trustee”), shall initially act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to any Noteholder. The Company or any of its domestically organized wholly owned Subsidiaries may act as Paying Agent.

2016-1-4

4. Indenture
     The Company issued the 2016 Notes under an Indenture dated as of November 20, 2006 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “Trust Indenture Act”). Terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
     The Notes are senior unsecured obligations of the Company. The Note is one of the Initial Notes referred to in the Indenture. The Notes include the Initial Notes issued on the Issue Date, any Additional Notes issued in accordance with Section 2.15 of the Indenture and any Exchange Notes issued in exchange for the Initial Notes or Additional Notes pursuant to the Indenture and the Registration Rights Agreement. The Initial Notes, any Additional Notes and the Exchange Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to create liens, enter into sale and leaseback transactions and enter into mergers and consolidations.
     The Notes are guaranteed to the extent provided in the Indenture.
5. Change of Control Repurchase Event
     Upon the occurrence of a Change of Control Repurchase Event, the Company will be required to make an offer to each Holder to repurchase all or any part (in excess of $2,000 and integral multiples of $1,000) of such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof on the date of purchase plus accrued and unpaid interest to but not including the date of purchase, in accordance with the terms contemplated in Section 4.4 of the Indenture.
6. Optional Redemption
     The Notes shall be redeemable, in whole or in part, at any time and from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the Remaining Scheduled Payments thereon (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate plus 0.25% (25 basis points) (the “Make-Whole Amount”), plus accrued and unpaid interest thereon to, but not including, the Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

2016-1-5

     “Comparable Treasury Price” means, with respect to any Redemption Date, (1) the arithmetic average of the Reference Treasury Dealer Quotations for such Redemption Date after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the arithmetic average of all Reference Treasury Dealer Quotations for such Redemption Date.
     “Independent Investment Banker” means Citigroup Global Markets Inc., J.P. Morgan Securities Inc. or their respective successors as may be appointed from time to time by the Trustee after consultation with the Company; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.
     “Reference Treasury Dealer” means Citigroup Global Markets Inc., J.P. Morgan Securities Inc. or two other Primary Treasury Dealers selected by the Company, and each of their respective successors and any other Primary Treasury Dealers selected by the Trustee after consultation with the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York City time, on the third business day preceding such Redemption Date.
     “Remaining Scheduled Payments” means, with respect to any Note to be redeemed, the remaining scheduled payments of the principal of and premium, if any, and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an interest payment date with respect to such note, the amount of the next scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.
     “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding that Redemption Date) of the Comparable Treasury Issue. In determining this rate, the Company will assume a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     Except as set forth above and in Section 5 of the Notes, the Notes shall not be redeemable by the Company prior to maturity.
     The Notes shall not be entitled to the benefit of any sinking fund.

2016-1-6

7 Notice of Redemption
     At least 30 days but not more than 60 days before a date for redemption of Notes of this series, the Company shall mail a notice of redemption by first-class mail to each Holder of Notes to be redeemed at its registered address. Notes in denominations of principal amount larger than $2,000 may be redeemed in part but only in integral multiples of $1,000 in excess thereof. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before 11:00 a.m. (New York City time) on the Redemption Date (or, if the Company or any of its Subsidiaries is the Paying Agent, such money is segregated and held in trust) and certain other conditions are satisfied, on and after such date interest shall cease to accrue on such Notes (or such portions thereof) called for redemption.
8. Registration Rights
     The Company is party to a Registration Rights Agreement, dated as of November 20, 2006, among the Company, the Subsidiary Guarantors, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. and the other Initial Purchasers named therein, pursuant to which it is obligated to pay Additional Interest upon the occurrence of certain events specified in the Registration Rights Agreement.
9. Denominations; Transfer; Exchange
     The Notes are in fully registered form without coupons in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register, transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) for a period beginning 15 days before the mailing of a notice of redemption of Notes to be redeemed and ending on the date of such mailing.
10. Persons Deemed Owners
     The registered holder of this Note shall be treated as the owner of it for all purposes.
11. Unclaimed Money
     If money for the payment of principal or interest remains unclaimed for two years after the date of payment of principal and interest, the Trustee or Paying Agent shall pay the money back to the Company at its request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

2016-1-7

12. Defeasance
     Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes of this series and the Indenture as it relates to Notes of this series if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Notes to redemption or maturity, as the case may be.
13. Amendment, Waiver
     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes and (ii) any default or noncompliance with any provision of the Indenture or the Notes may be waived with the written consent of the Holders of a majority in principal amount of the outstanding Notes (including consents obtained in connection with a tender offer or exchange for Notes). However, the Indenture requires the consent of each Noteholder that would be affected for certain specified amendments or modifications of the Indenture and the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may amend the Indenture or the Notes, among other things, to cure any ambiguity, omission, defect or inconsistency, or to evidence the succession of another Person to the Company or any Subsidiary Guarantor and the assumption by any such Person of the obligations of the Company or such Subsidiary Guarantor in accordance with Article V of the Indenture, or to add any additional Events of Default, or to add to the covenants of the Company or surrender rights and powers conferred on the Company, or to add one or more guarantees for the benefit of the Holders of the Notes, or to evidence the release of any Subsidiary Guarantor from its guarantee of the notes in accordance with the Indenture, or to add collateral security with respect to the Notes or any Guarantee, or to add or appoint a successor or separate trustee or other agent, or to provide for the issuance of the Exchange Notes in accordance with the Indenture, or to provide for the issuance of Additional Notes, or to comply with any requirements in connection with qualifying the Indenture under the Trust Indenture Act, or to comply with the rules of any applicable securities depository, or to provide for uncertificated Notes in addition to or in place of certificated Notes, or to change any other provision if the change does not adversely affect the interests of any Noteholder.
14. Defaults and Remedies
     Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Notes of this series ; (ii) default in payment of principal on the Notes of this series at its stated maturity date, upon optional redemption or otherwise; (iii) failure by the Company to repurchase Notes of this series tendered for repurchase following a Change of Control Repurchase Event; (iv) failure by the Company to comply with any covenant or agreement in the Indenture or the Notes, subject to notice and lapse of time; (v) failure to make any payment at maturity, including any applicable grace period, in respect of Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness of the Company or of any of its Subsidiaries owing to the Company or any of its Subsidiaries) with an aggregate principal amount then outstanding in excess of $30,000,000, subject to certain conditions; (vi) default in respect of other Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness

2016-1-8

of the Company or of any of its Subsidiaries owing to the Company or any of its Subsidiaries) in an amount in excess of $30,000,000, which results in the acceleration of such Indebtedness, subject to certain conditions; (vii) certain events of bankruptcy or insolvency involving the Company or any Subsidiary Guarantor; and (viii) the Guarantee of any Subsidiary Guarantor ceases to be in full force an effect during its term or any Subsidiary Guarantor denies or disaffirms in writing its obligations under the Indenture or its Guarantee, other than in connection with the termination of such Guarantee pursuant to the provisions of the Indenture.
     If an Event of Default occurs and is continuing with respect to the Notes of this series, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes of this series may declare all the Notes of this series to be due and payable immediately. Certain events of bankruptcy or insolvency involving the Company are Events of Default which will result in the Notes of this series being due and payable immediately upon the occurrence of such Events of Default.
     Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Notes of this series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it in good faith determines that withholding notice is not opposed to their interest.
15. Trustee Dealings with the Company
     Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company and may otherwise deal with the Company with the same rights it would have if it were not Trustee.
16. No Recourse Against Others
     A director, officer, employee or stockholder (other than the Company), as such, of the Company shall not have any liability for any obligations of the Company under the Notes, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.
17. Authentication
     This Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.

2016-1-9

18. Abbreviations
     Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entirety), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (custodian) and U/G/M/A (Uniform Gift to Minors Act).
19. CUSIP and ISIN Numbers
     The Company has caused CUSIP and ISIN numbers and/or other similar numbers to be printed on the Notes and has directed the Trustee to use CUSIP and ISIN numbers and/or other similar numbers in notices of redemption as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
20. Governing Law
     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

2016-1-10

ASSIGNMENT FORM
          To assign this Note, fill in the form below:
          I or we assign and transfer this Note to
(Print or type assignee’s name, address and zip code)
(Insert assignee’s Social Security or Tax I.D. No.)
and irrevocably appoint          as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:                                                                                   Your Signature:
Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)
Sign exactly as your name appears on the other side of this Note.
In connection with any transfer or exchange of any of the certificated Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred:
CHECK ONE BOX BELOW:

(1)☐	to the Company; or

(2)☐	pursuant to a registration statement that has been declared effective under the Securities Act; or

(3)☐	for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person it reasonably believes is a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the transfer is being made in reliance on Rule 144A; or

(4)☐	pursuant to the offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act; or

(5)☐	to an institutional accredited investor (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is not a qualified institutional buyer and that is purchasing for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of notes of $250,000 and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act; or

2016-1-11

(6)☐	under any other available exemption from the registration requirements of the Securities Act.
Unless one of the boxes is checked, the Trustee may refuse to register any of the certificated Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Company and the Trustee may require, prior to registering any such transfer of the Notes, delivery of a legal opinion, certification and/or other information satisfactory to the Company and the Trustee.

Signature

Signature Guarantee:

Signature

(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

2016-1-12

TO BE COMPLETED BY PURCHASER IF BOX (3) ABOVE IS CHECKED.
     The undersigned represents and warrants that it is purchasing this certificated Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

	NOTICE:	To be executed by an executive officer

Signature Guarantee:

Signature
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

2016-1-13

[TO BE ATTACHED TO GLOBAL SECURITIES]
SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:

			Principal Amount of this Global	Signature of authorized
Date of	Amount of decrease in Principal	Amount of increase in Principal	Note following such decrease or	signatory of Trustee or
Exchange	Amount of this Global Note	Amount of this Global Note	increase	Securities Custodian

2016-1-14

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE

2036-1-1

OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
RELIANCE STEEL & ALUMINUM CO.
6.850% SENIOR NOTES DUE 2036

No. 1	Principal Amount $250,000,000
(subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Note attached hereto)

CUSIP NO. 759509 AA 0 ISIN NO. US759509 AA 05
     Reliance Steel & Aluminum Co., a California corporation, for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED AND FIFTY MILLION Dollars (subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Note attached hereto) on November 15, 2036.
     Interest Payment Dates: May 15 and November 15 of each year, commencing on May 15, 2007, first interest payment date relating to any Notes.
     Record Dates: May 1 and November 1 of each year.
     Additional provisions of this Note are set forth on the other side of this Note.

2036-1-2

     IN WITNESS WHEREOF, RELIANCE STEEL & ALUMINUM CO. has caused this Note to be duly executed.
Dated: November 20, 2006

RELIANCE STEEL & ALUMINUM CO.

By
Name:
Title:
TRUSTEE’S CERTIFICATE OF
AUTHENTICATION
This is one of the Notes referred
to in the within-mentioned Indenture.
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By
Authorized Signatory
Dated: November 20, 2006
[Signature Page to the 2036 Note — Rule 144A]

2036-1-3

[REVERSE SIDE OF INITIAL NOTE]
[Reverse of 2036 Note]
6.850% Senior Notes due 2036
1. Interest
     Reliance Steel & Aluminum Co., a California corporation (together with its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the rate of 6.850% per annum; provided, however, that, upon the occurrence or failure to occur of certain events specified in the Registration Rights Agreement, the Company shall, subject to the terms and conditions set forth in the Registration Rights Agreement, pay additional interest on the principal amount of this Note at a rate of 0.25% per annum for the first 90-day period immediately following such date and by an additional 0.25% per annum for the subsequent 90-day period, up to a maximum aggregate of 0.50% per annum, after such event occurs or fails to occur so long as such event continues or fails to occur, as the case may be. Such additional interest shall be payable in addition to any other interest payable from time to time with respect to this Note.
     The Company shall pay interest semiannually on May 15 and November 15 of each year (each such date, an “Interest Payment Date”), commencing on May 15, 2007. Interest on the Notes shall accrue from November 20, 2006, or from the most recent date to which interest has been paid on the Notes. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
2. Method of Payment
     By no later than 11:00 a.m. (New York City time) on the date on which any principal of or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal and/or interest. The Company shall pay interest (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the May 1 or November 1 immediately preceding the Interest Payment Date even if Notes are cancelled, repurchased or redeemed after the record date and on or before the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Notes represented by a Global Note (including principal, premium, if any, and interest) shall be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company may make all payments in respect of a Definitive Note (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof or by wire transfer to an account located in the United States maintained by the payee.
3. Paying Agent and Registrar
     Wells Fargo Bank, National Association, a national banking association (the “Trustee”), shall initially act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to any Noteholder. The Company or any of its domestically organized wholly owned Subsidiaries may act as Paying Agent.

2036-1-4

4. Indenture
     The Company issued the 2036 Notes under an Indenture dated as of November 20, 2006 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “Trust Indenture Act”). Terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
     The Notes are senior unsecured obligations of the Company. The Note is one of the Initial Notes referred to in the Indenture. The Notes include the Initial Notes issued on the Issue Date, any Additional Notes issued in accordance with Section 2.15 of the Indenture and any Exchange Notes issued in exchange for the Initial Notes or Additional Notes pursuant to the Indenture and the Registration Rights Agreement. The Initial Notes, any Additional Notes and the Exchange Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to create liens, enter into sale and leaseback transactions and enter into mergers and consolidations.
     The Notes are guaranteed to the extent provided in the Indenture.
5. Change of Control Repurchase Event
     Upon the occurrence of a Change of Control Repurchase Event, the Company will be required to make an offer to each Holder to repurchase all or any part (in excess of $2,000 and integral multiples of $1,000) of such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof on the date of purchase plus accrued and unpaid interest but not including the date of purchase, in accordance with the terms contemplated in Section 4.4 of the Indenture.
6. Optional Redemption
     The Notes shall be redeemable, in whole or in part, at any time and from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the Remaining Scheduled Payments thereon (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate plus 0.35% (35 basis points) (the “Make-Whole Amount”), plus accrued and unpaid interest thereon to, but not including, the Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

2036-1-5

     “Comparable Treasury Price” means, with respect to any Redemption Date, (1) the arithmetic average of the Reference Treasury Dealer Quotations for such Redemption Date after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the arithmetic average of all Reference Treasury Dealer Quotations for such Redemption Date.
     “Independent Investment Banker” means Citigroup Global Markets Inc., J.P. Morgan Securities Inc. or their respective successors as may be appointed from time to time by the Trustee after consultation with the Company; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.
     “Reference Treasury Dealer” means Citigroup Global Markets Inc., J.P. Morgan Securities Inc. or two other Primary Treasury Dealers selected by the Company, and each of their respective successors and any other Primary Treasury Dealers selected by the Trustee after consultation with the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York City time, on the third business day preceding such Redemption Date.
     “Remaining Scheduled Payments” means, with respect to any Note to be redeemed, the remaining scheduled payments of the principal of and premium, if any, and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an interest payment date with respect to such note, the amount of the next scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.
     “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding that Redemption Date) of the Comparable Treasury Issue. In determining this rate, the Company will assume a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     Except as set forth above and in Section 5 of the Notes, the Notes shall not be redeemable by the Company prior to maturity.
     The Notes shall not be entitled to the benefit of any sinking fund.

2036-1-6

7 Notice of Redemption
     At least 30 days but not more than 60 days before a date for redemption of Notes of this series, the Company shall mail a notice of redemption by first-class mail to each Holder of Notes to be redeemed at its registered address. Notes in denominations of principal amount larger than $2,000 may be redeemed in part but only in integral multiples of $1,000 in excess thereof. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before 11:00 a.m. (New York City time) on the Redemption Date (or, if the Company or any of its Subsidiaries is the Paying Agent, such money is segregated and held in trust) and certain other conditions are satisfied, on and after such date interest shall cease to accrue on such Notes (or such portions thereof) called for redemption.
8. Registration Rights
     The Company is party to a Registration Rights Agreement, dated as of November 20, 2006, among the Company, the Subsidiary Guarantors, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. and the other Initial Purchasers named therein, pursuant to which it is obligated to pay Additional Interest upon the occurrence of certain events specified in the Registration Rights Agreement.
9. Denominations; Transfer; Exchange
     The Notes are in fully registered form without coupons in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register, transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) for a period beginning 15 days before the mailing of a notice of redemption of Notes to be redeemed and ending on the date of such mailing.
10. Persons Deemed Owners
     The registered holder of this Note shall be treated as the owner of it for all purposes.
11. Unclaimed Money
     If money for the payment of principal or interest remains unclaimed for two years after the date of payment of principal and interest, the Trustee or Paying Agent shall pay the money back to the Company at its request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

2036-1-7

12. Defeasance
     Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes of this series and the Indenture as it relates to Notes of this series if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Notes to redemption or maturity, as the case may be.
13. Amendment, Waiver
     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes and (ii) any default or noncompliance with any provision of the Indenture or the Notes may be waived with the written consent of the Holders of a majority in principal amount of the outstanding Notes (including consents obtained in connection with a tender offer or exchange for Notes). However, the Indenture requires the consent of each Noteholder that would be affected for certain specified amendments or modifications of the Indenture and the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may amend the Indenture or the Notes, among other things, to cure any ambiguity, omission, defect or inconsistency, or to evidence the succession of another Person to the Company or any Subsidiary Guarantor and the assumption by any such Person of the obligations of the Company or such Subsidiary Guarantor in accordance with Article V of the Indenture, or to add any additional Events of Default, or to add to the covenants of the Company or surrender rights and powers conferred on the Company, or to add one or more guarantees for the benefit of the Holders of the Notes, or to evidence the release of any Subsidiary Guarantor from its guarantee of the notes in accordance with the Indenture, or to add collateral security with respect to the Notes or any Guarantee, or to add or appoint a successor or separate trustee or other agent, or to provide for the issuance of the Exchange Notes in accordance with the Indenture, or to provide for the issuance of Additional Notes, or to comply with any requirements in connection with qualifying the Indenture under the Trust Indenture Act, or to comply with the rules of any applicable securities depository, or to provide for uncertificated Notes in addition to or in place of certificated Notes, or to change any other provision if the change does not adversely affect the interests of any Noteholder.
14. Defaults and Remedies
     Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Notes of this series; (ii) default in payment of principal on the Notes of this series at its stated maturity, upon optional redemption or otherwise; (iii) failure by the Company to repurchase Notes of this series tendered for repurchase following a Change of Control Repurchase Event; (iv) failure by the Company to comply with any covenant or agreement in the Indenture or the Notes, subject to notice and lapse of time; (v) failure to make any payment at maturity, including any applicable grace period, in respect of Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness of the Company or of any of its Subsidiaries owing to the Company or any of its Subsidiaries) with an aggregate principal amount then outstanding in excess of $30,000,000, subject to certain conditions; (vi) default in respect of other Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness of the

2036-1-8

Company or of any of its Subsidiaries owing to the Company or any of its Subsidiaries) in an amount in excess of $30,000,000, which results in the acceleration of such Indebtedness, subject to certain conditions; (vii) certain events of bankruptcy or insolvency involving the Company or any Subsidiary Guarantor; and (viii) the Guarantee of any Subsidiary Guarantor ceases to be in full force an effect during its term or any Subsidiary Guarantor denies or disaffirms in writing its obligations under the Indenture or its Guarantee, other than in connection with the termination of such Guarantee pursuant to the provisions of the Indenture.
     If an Event of Default occurs and is continuing with respect to notes of this series, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes of this series may declare all the Notes of this series to be due and payable immediately. Certain events of bankruptcy or insolvency involving the Company are Events of Default which will result in the Notes of this series being due and payable immediately upon the occurrence of such Events of Default.
     Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Notes of this series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it in good faith determines that withholding notice is not opposed to their interest.
15. Trustee Dealings with the Company
     Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company and may otherwise deal with the Company with the same rights it would have if it were not Trustee.
16. No Recourse Against Others
     A director, officer, employee or stockholder (other than the Company), as such, of the Company shall not have any liability for any obligations of the Company under the Notes, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.
17. Authentication
     This Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.

2036-1-9

18. Abbreviations
     Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entirety), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (custodian) and U/G/M/A (Uniform Gift to Minors Act).
19. CUSIP and ISIN Numbers
     The Company has caused CUSIP and ISIN numbers and/or other similar numbers to be printed on the Notes and has directed the Trustee to use CUSIP and ISIN numbers and/or other similar numbers in notices of redemption as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
20. Governing Law
     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

2036-1-10

ASSIGNMENT FORM
To assign this Note, fill in the form below:
I or we assign and transfer this Note to
(Print or type assignee’s name, address and zip code)
(Insert assignee’s Social Security or Tax I.D. No.)
and irrevocably appoint          as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:                                                              Your Signature:
Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)
Sign exactly as your name appears on the other side of this Note.
In connection with any transfer or exchange of any of the certificated Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred:
CHECK ONE BOX BELOW:

(1)☐	to the Company; or

(2)☐	pursuant to a registration statement that has been declared effective under the Securities Act; or

(3)☐	for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person it reasonably believes is a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the transfer is being made in reliance on Rule 144A; or

(4)☐	pursuant to the offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act; or

(5)☐	to an institutional accredited investor (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is not a qualified institutional buyer and that is purchasing for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of notes of $250,000 and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act; or

2036-1-11

(6)☐	under any other available exemption from the registration requirements of the Securities Act.
Unless one of the boxes is checked, the Trustee may refuse to register any of the certificated Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Company and the Trustee may require, prior to registering any such transfer of the Notes, delivery of a legal opinion, certification and/or other information satisfactory to the Company and the Trustee.

Signature

Signature Guarantee:

Signature

(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

2036-1-12

TO BE COMPLETED BY PURCHASER IF BOX (3) ABOVE IS CHECKED.
     The undersigned represents and warrants that it is purchasing this certificated Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

	NOTICE:	To be executed by an executive officer

Signature Guarantee:

Signature
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

2036-1-13

[TO BE ATTACHED TO GLOBAL SECURITIES]
SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:

			Principal Amount of this Global	Signature of authorized
Date of	Amount of decrease in Principal	Amount of increase in Principal	Note following such decrease or	signatory of Trustee or
Exchange	Amount of this Global Note	Amount of this Global Note	increase	Securities Custodian

2036-1-14

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE

2016-2-1

& CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
RELIANCE STEEL & ALUMINUM CO.
6.200% SENIOR NOTES DUE 2016

No. 2	Principal Amount $0
(subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Note attached hereto)

CUSIP NO. U7588FAB4
ISIN NO. USU7588FAB41
     Reliance Steel & Aluminum Co., a California corporation, for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO Dollars (subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Note attached hereto) on November 15, 2016.
     Interest Payment Dates: May 15 and November 15 of each year, commencing on May 15, 2007, first interest payment date relating to any Notes.
     Record Dates: May 1 and November 1 of each year.
     Additional provisions of this Note are set forth on the other side of this Note.

2016-2-2

     IN WITNESS WHEREOF, RELIANCE STEEL & ALUMINUM CO. has caused this Note to be duly executed.
Dated: November 20, 2006

RELIANCE STEEL & ALUMINUM CO.

By
Name:
Title:
TRUSTEE’S CERTIFICATE OF
AUTHENTICATION
This is one of the Notes referred
to in the within-mentioned Indenture.
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By
Authorized Signatory
Dated: November 20, 2006
[Signature Page to 2016 Note – Regulation S]

2016-2-3

[REVERSE SIDE OF INITIAL NOTE]
[Reverse of 2016 Note]
6.200% Senior Notes due 2016
1. Interest
     Reliance Steel & Aluminum Co., a California corporation (together with its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the rate of 6.200% per annum; provided, however, that, upon the occurrence or failure to occur of certain events specified in the Registration Rights Agreement, the Company shall, subject to the terms and conditions set forth in the Registration Rights Agreement, pay additional interest on the principal amount of this Note at a rate of 0.25% per annum for the first 90-day period immediately following such date and by an additional 0.25% per annum for the subsequent 90-day period, up to a maximum aggregate of 0.50% per annum, after such event occurs or fails to occur so long as such event continues or fails to occur, as the case may be. Such additional interest shall be payable in addition to any other interest payable from time to time with respect to this Note.
     The Company shall pay interest semiannually on May 15 and November 15 of each year (each such date, an “Interest Payment Date”), commencing on May 15, 2007. Interest on the Notes shall accrue from November 20, 2006, or from the most recent date to which interest has been paid on the Notes. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
2. Method of Payment
     By no later than 11:00 a.m. (New York City time) on the date on which any principal of or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal and/or interest. The Company shall pay interest (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the May 1 or November 1 immediately preceding the Interest Payment Date even if Notes are cancelled, repurchased or redeemed after the record date and on or before the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Notes represented by a Global Note (including principal, premium, if any, and interest) shall be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company may make all payments in respect of a Definitive Note (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof or by wire transfer to an account located in the United States maintained by the payee.
3. Paying Agent and Registrar
     Wells Fargo Bank, National Association, a national banking association (the “Trustee”), shall initially act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to any Noteholder. The Company or any of its domestically organized wholly owned Subsidiaries may act as Paying Agent.

2016-2-4

4. Indenture
     The Company issued the 2016 Notes under an Indenture dated as of November 20, 2006 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “Trust Indenture Act”). Terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
     The Notes are senior unsecured obligations of the Company. The Note is one of the Initial Notes referred to in the Indenture. The Notes include the Initial Notes issued on the Issue Date, any Additional Notes issued in accordance with Section 2.15 of the Indenture and any Exchange Notes issued in exchange for the Initial Notes or Additional Notes pursuant to the Indenture and the Registration Rights Agreement. The Initial Notes, any Additional Notes and the Exchange Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to create liens, enter into sale and leaseback transactions and enter into mergers and consolidations.
     The Notes are guaranteed to the extent provided in the Indenture.
5. Change of Control Repurchase Event
     Upon the occurrence of a Change of Control Repurchase Event, the Company will be required to make an offer to each Holder to repurchase all or any part (in excess of $2,000 and integral multiples of $1,000) of such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof on the date of purchase plus accrued and unpaid interest to but not including the date of purchase, in accordance with the terms contemplated in Section 4.4 of the Indenture.
6. Optional Redemption
     The Notes shall be redeemable, in whole or in part, at any time and from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the Remaining Scheduled Payments thereon (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate plus 0.25% (25 basis points) (the “Make-Whole Amount”), plus accrued and unpaid interest thereon to, but not including, the Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

2016-2-5

     “Comparable Treasury Price” means, with respect to any Redemption Date, (1) the arithmetic average of the Reference Treasury Dealer Quotations for such Redemption Date after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the arithmetic average of all Reference Treasury Dealer Quotations for such Redemption Date.
     “Independent Investment Banker” means Citigroup Global Markets Inc., J.P. Morgan Securities Inc. or their respective successors as may be appointed from time to time by the Trustee after consultation with the Company; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.
     “Reference Treasury Dealer” means Citigroup Global Markets Inc., J.P. Morgan Securities Inc. or two other Primary Treasury Dealers selected by the Company, and each of their respective successors and any other Primary Treasury Dealers selected by the Trustee after consultation with the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York City time, on the third business day preceding such Redemption Date.
     “Remaining Scheduled Payments” means, with respect to any Note to be redeemed, the remaining scheduled payments of the principal of and premium, if any, and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an interest payment date with respect to such note, the amount of the next scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.
     “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding that Redemption Date) of the Comparable Treasury Issue. In determining this rate, the Company will assume a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     Except as set forth above and in Section 5 of the Notes, the Notes shall not be redeemable by the Company prior to maturity.
     The Notes shall not be entitled to the benefit of any sinking fund.

2016-2-6

7 Notice of Redemption
     At least 30 days but not more than 60 days before a date for redemption of Notes of this series, the Company shall mail a notice of redemption by first-class mail to each Holder of Notes to be redeemed at its registered address. Notes in denominations of principal amount larger than $2,000 may be redeemed in part but only in integral multiples of $1,000 in excess thereof. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before 11:00 a.m. (New York City time) on the Redemption Date (or, if the Company or any of its Subsidiaries is the Paying Agent, such money is segregated and held in trust) and certain other conditions are satisfied, on and after such date interest shall cease to accrue on such Notes (or such portions thereof) called for redemption.
8. Registration Rights
     The Company is party to a Registration Rights Agreement, dated as of November 20, 2006, among the Company, the Subsidiary Guarantors, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. and the other Initial Purchasers named therein, pursuant to which it is obligated to pay Additional Interest upon the occurrence of certain events specified in the Registration Rights Agreement.
9. Denominations; Transfer; Exchange
     The Notes are in fully registered form without coupons in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register, transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) for a period beginning 15 days before the mailing of a notice of redemption of Notes to be redeemed and ending on the date of such mailing.
10. Persons Deemed Owners
     The registered holder of this Note shall be treated as the owner of it for all purposes.
11. Unclaimed Money
     If money for the payment of principal or interest remains unclaimed for two years after the date of payment of principal and interest, the Trustee or Paying Agent shall pay the money back to the Company at its request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

2016-2-7

12. Defeasance
     Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes of this series and the Indenture as it relates to Notes of this series if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Notes to redemption or maturity, as the case may be.
13. Amendment, Waiver
     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes and (ii) any default or noncompliance with any provision of the Indenture or the Notes may be waived with the written consent of the Holders of a majority in principal amount of the outstanding Notes (including consents obtained in connection with a tender offer or exchange for Notes). However, the Indenture requires the consent of each Noteholder that would be affected for certain specified amendments or modifications of the Indenture and the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may amend the Indenture or the Notes, among other things, to cure any ambiguity, omission, defect or inconsistency, or to evidence the succession of another Person to the Company or any Subsidiary Guarantor and the assumption by any such Person of the obligations of the Company or such Subsidiary Guarantor in accordance with Article V of the Indenture, or to add any additional Events of Default, or to add to the covenants of the Company or surrender rights and powers conferred on the Company, or to add one or more guarantees for the benefit of the Holders of the Notes, or to evidence the release of any Subsidiary Guarantor from its guarantee of the notes in accordance with the Indenture, or to add collateral security with respect to the Notes or any Guarantee, or to add or appoint a successor or separate trustee or other agent, or to provide for the issuance of the Exchange Notes in accordance with the Indenture, or to provide for the issuance of Additional Notes, or to comply with any requirements in connection with qualifying the Indenture under the Trust Indenture Act, or to comply with the rules of any applicable securities depository, or to provide for uncertificated Notes in addition to or in place of certificated Notes, or to change any other provision if the change does not adversely affect the interests of any Noteholder.
14. Defaults and Remedies
     Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Notes of this series ; (ii) default in payment of principal on the Notes of this series at its stated maturity date, upon optional redemption or otherwise; (iii) failure by the Company to repurchase Notes of this series tendered for repurchase following a Change of Control Repurchase Event; (iv) failure by the Company to comply with any covenant or agreement in the Indenture or the Notes, subject to notice and lapse of time; (v) failure to make any payment at maturity, including any applicable grace period, in respect of Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness of the Company or of any of its Subsidiaries owing to the Company or any of its Subsidiaries) with an aggregate principal amount then outstanding in excess of $30,000,000, subject to certain conditions; (vi) default in respect of other Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness

2016-2-8

of the Company or of any of its Subsidiaries owing to the Company or any of its Subsidiaries) in an amount in excess of $30,000,000, which results in the acceleration of such Indebtedness, subject to certain conditions; (vii) certain events of bankruptcy or insolvency involving the Company or any Subsidiary Guarantor; and (viii) the Guarantee of any Subsidiary Guarantor ceases to be in full force an effect during its term or any Subsidiary Guarantor denies or disaffirms in writing its obligations under the Indenture or its Guarantee, other than in connection with the termination of such Guarantee pursuant to the provisions of the Indenture.
     If an Event of Default occurs and is continuing with respect to the Notes of this series, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes of this series may declare all the Notes of this series to be due and payable immediately. Certain events of bankruptcy or insolvency involving the Company are Events of Default which will result in the Notes of this series being due and payable immediately upon the occurrence of such Events of Default.
     Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Notes of this series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it in good faith determines that withholding notice is not opposed to their interest.
15. Trustee Dealings with the Company
     Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company and may otherwise deal with the Company with the same rights it would have if it were not Trustee.
16. No Recourse Against Others
     A director, officer, employee or stockholder (other than the Company), as such, of the Company shall not have any liability for any obligations of the Company under the Notes, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.
17. Authentication
     This Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.

2016-2-9

18. Abbreviations
     Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entirety), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (custodian) and U/G/M/A (Uniform Gift to Minors Act).
19. CUSIP and ISIN Numbers
     The Company has caused CUSIP and ISIN numbers and/or other similar numbers to be printed on the Notes and has directed the Trustee to use CUSIP and ISIN numbers and/or other similar numbers in notices of redemption as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
20. Governing Law
     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

2016-2-10

ASSIGNMENT FORM
To assign this Note, fill in the form below:
I or we assign and transfer this Note to
(Print or type assignee’s name, address and zip code)
(Insert assignee’s Social Security or Tax I.D. No.)
and irrevocably appoint          as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:                                                               Your Signature:
Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)
Sign exactly as your name appears on the other side of this Note.
In connection with any transfer or exchange of any of the certificated Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred:
CHECK ONE BOX BELOW:

(1)☐	to the Company; or

(2)☐	pursuant to a registration statement that has been declared effective under the Securities Act; or

(3)☐	for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person it reasonably believes is a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the transfer is being made in reliance on Rule 144A; or

(4)☐	pursuant to the offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act; or

(5)☐	to an institutional accredited investor (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is not a qualified institutional buyer and that is purchasing for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of notes of $250,000 and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act; or

2016-2-11

(6)☐	under any other available exemption from the registration requirements of the Securities Act.
Unless one of the boxes is checked, the Trustee may refuse to register any of the certificated Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Company and the Trustee may require, prior to registering any such transfer of the Notes, delivery of a legal opinion, certification and/or other information satisfactory to the Company and the Trustee.

Signature

Signature Guarantee:

Signature

(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

2016-2-12

TO BE COMPLETED BY PURCHASER IF BOX (3) ABOVE IS CHECKED.
     The undersigned represents and warrants that it is purchasing this certificated Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

	NOTICE:	To be executed by an executive officer

Signature Guarantee:

Signature
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

2016-2-13

[TO BE ATTACHED TO GLOBAL SECURITIES]
SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:

			Principal Amount of this Global	Signature of authorized
Date of	Amount of decrease in Principal	Amount of increase in Principal	Note following such decrease or	signatory of Trustee or
Exchange	Amount of this Global Note	Amount of this Global Note	increase	Securities Custodian

2016-2-14

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE

2036-2-1

& CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
RELIANCE STEEL & ALUMINUM CO.
6.850% SENIOR NOTES DUE 2036

No. 2	Principal Amount $0
(subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Note attached hereto)

CUSIP NO. U7588FAA6
ISIN NO. USU7588FAA67
     Reliance Steel & Aluminum Co., a California corporation, for value received, promises to pay to CEDE & CO., or registered assigns, the principal sum of ZERO Dollars (subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Note attached hereto) on November 15, 2036.
     Interest Payment Dates: May 15 and November 15 of each year, commencing on May 15, 2007, first interest payment date relating to any Notes.
     Record Dates: May 1 and November 1 of each year.
     Additional provisions of this Note are set forth on the other side of this Note.

2036-2-2

     IN WITNESS WHEREOF, RELIANCE STEEL & ALUMINUM CO. has caused this Note to be duly executed.
Dated: November 20, 2006

RELIANCE STEEL & ALUMINUM CO.

By
Name:
Title:
TRUSTEE’S CERTIFICATE OF
AUTHENTICATION
This is one of the Notes referred
to in the within-mentioned Indenture.
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By
Authorized Signatory
Dated: November 20, 2006
[Signature Page to the 2036 Note – Regulation S]

2036-2-3

[REVERSE SIDE OF INITIAL NOTE]
[Reverse of 2036 Note]
6.850% Senior Notes due 2036
1. Interest
     Reliance Steel & Aluminum Co., a California corporation (together with its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the rate of 6.850% per annum; provided, however, that, upon the occurrence or failure to occur of certain events specified in the Registration Rights Agreement, the Company shall, subject to the terms and conditions set forth in the Registration Rights Agreement, pay additional interest on the principal amount of this Note at a rate of 0.25% per annum for the first 90-day period immediately following such date and by an additional 0.25% per annum for the subsequent 90-day period, up to a maximum aggregate of 0.50% per annum, after such event occurs or fails to occur so long as such event continues or fails to occur, as the case may be. Such additional interest shall be payable in addition to any other interest payable from time to time with respect to this Note.
     The Company shall pay interest semiannually on May 15 and November 15 of each year (each such date, an “Interest Payment Date”), commencing on May 15, 2007. Interest on the Notes shall accrue from November 20, 2006, or from the most recent date to which interest has been paid on the Notes. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
2. Method of Payment
     By no later than 11:00 a.m. (New York City time) on the date on which any principal of or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal and/or interest. The Company shall pay interest (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the May 1 or November 1 immediately preceding the Interest Payment Date even if Notes are cancelled, repurchased or redeemed after the record date and on or before the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Notes represented by a Global Note (including principal, premium, if any, and interest) shall be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company may make all payments in respect of a Definitive Note (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof or by wire transfer to an account located in the United States maintained by the payee.
3. Paying Agent and Registrar
     Wells Fargo Bank, National Association, a national banking association (the “Trustee”), shall initially act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to any Noteholder. The Company or any of its domestically organized wholly owned Subsidiaries may act as Paying Agent.

2036-2-4

4. Indenture
     The Company issued the 2036 Notes under an Indenture dated as of November 20, 2006 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “Trust Indenture Act”). Terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
     The Notes are senior unsecured obligations of the Company. The Note is one of the Initial Notes referred to in the Indenture. The Notes include the Initial Notes issued on the Issue Date, any Additional Notes issued in accordance with Section 2.15 of the Indenture and any Exchange Notes issued in exchange for the Initial Notes or Additional Notes pursuant to the Indenture and the Registration Rights Agreement. The Initial Notes, any Additional Notes and the Exchange Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to create liens, enter into sale and leaseback transactions and enter into mergers and consolidations.
     The Notes are guaranteed to the extent provided in the Indenture.
5. Change of Control Repurchase Event
     Upon the occurrence of a Change of Control Repurchase Event, the Company will be required to make an offer to each Holder to repurchase all or any part (in excess of $2,000 and integral multiples of $1,000) of such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof on the date of purchase plus accrued and unpaid interest but not including the date of purchase, in accordance with the terms contemplated in Section 4.4 of the Indenture.
6. Optional Redemption
     The Notes shall be redeemable, in whole or in part, at any time and from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the Remaining Scheduled Payments thereon (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate plus 0.35% (35 basis points) (the “Make-Whole Amount”), plus accrued and unpaid interest thereon to, but not including, the Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

2036-2-5

     “Comparable Treasury Price” means, with respect to any Redemption Date, (1) the arithmetic average of the Reference Treasury Dealer Quotations for such Redemption Date after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the arithmetic average of all Reference Treasury Dealer Quotations for such Redemption Date.
     “Independent Investment Banker” means Citigroup Global Markets Inc., J.P. Morgan Securities Inc. or their respective successors as may be appointed from time to time by the Trustee after consultation with the Company; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.
     “Reference Treasury Dealer” means Citigroup Global Markets Inc., J.P. Morgan Securities Inc. or two other Primary Treasury Dealers selected by the Company, and each of their respective successors and any other Primary Treasury Dealers selected by the Trustee after consultation with the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York City time, on the third business day preceding such Redemption Date.
     “Remaining Scheduled Payments” means, with respect to any Note to be redeemed, the remaining scheduled payments of the principal of and premium, if any, and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an interest payment date with respect to such note, the amount of the next scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.
     “Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding that Redemption Date) of the Comparable Treasury Issue. In determining this rate, the Company will assume a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     Except as set forth above and in Section 5 of the Notes, the Notes shall not be redeemable by the Company prior to maturity.
     The Notes shall not be entitled to the benefit of any sinking fund.

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7. Notice of Redemption
     At least 30 days but not more than 60 days before a date for redemption of Notes of this series, the Company shall mail a notice of redemption by first-class mail to each Holder of Notes to be redeemed at its registered address. Notes in denominations of principal amount larger than $2,000 may be redeemed in part but only in integral multiples of $1,000 in excess thereof. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before 11:00 a.m. (New York City time) on the Redemption Date (or, if the Company or any of its Subsidiaries is the Paying Agent, such money is segregated and held in trust) and certain other conditions are satisfied, on and after such date interest shall cease to accrue on such Notes (or such portions thereof) called for redemption.
8. Registration Rights
     The Company is party to a Registration Rights Agreement, dated as of November 20, 2006, among the Company, the Subsidiary Guarantors, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. and the other Initial Purchasers named therein, pursuant to which it is obligated to pay Additional Interest upon the occurrence of certain events specified in the Registration Rights Agreement.
9. Denominations; Transfer; Exchange
     The Notes are in fully registered form without coupons in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register, transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) for a period beginning 15 days before the mailing of a notice of redemption of Notes to be redeemed and ending on the date of such mailing.
10. Persons Deemed Owners
     The registered holder of this Note shall be treated as the owner of it for all purposes.
11. Unclaimed Money
     If money for the payment of principal or interest remains unclaimed for two years after the date of payment of principal and interest, the Trustee or Paying Agent shall pay the money back to the Company at its request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

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12. Defeasance
     Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes of this series and the Indenture as it relates to Notes of this series if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Notes to redemption or maturity, as the case may be.
13. Amendment, Waiver
     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes and (ii) any default or noncompliance with any provision of the Indenture or the Notes may be waived with the written consent of the Holders of a majority in principal amount of the outstanding Notes (including consents obtained in connection with a tender offer or exchange for Notes). However, the Indenture requires the consent of each Noteholder that would be affected for certain specified amendments or modifications of the Indenture and the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may amend the Indenture or the Notes, among other things, to cure any ambiguity, omission, defect or inconsistency, or to evidence the succession of another Person to the Company or any Subsidiary Guarantor and the assumption by any such Person of the obligations of the Company or such Subsidiary Guarantor in accordance with Article V of the Indenture, or to add any additional Events of Default, or to add to the covenants of the Company or surrender rights and powers conferred on the Company, or to add one or more guarantees for the benefit of the Holders of the Notes, or to evidence the release of any Subsidiary Guarantor from its guarantee of the notes in accordance with the Indenture, or to add collateral security with respect to the Notes or any Guarantee, or to add or appoint a successor or separate trustee or other agent, or to provide for the issuance of the Exchange Notes in accordance with the Indenture, or to provide for the issuance of Additional Notes, or to comply with any requirements in connection with qualifying the Indenture under the Trust Indenture Act, or to comply with the rules of any applicable securities depository, or to provide for uncertificated Notes in addition to or in place of certificated Notes, or to change any other provision if the change does not adversely affect the interests of any Noteholder.
14. Defaults and Remedies
     Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Notes of this series; (ii) default in payment of principal on the Notes of this series at its stated maturity, upon optional redemption or otherwise; (iii) failure by the Company to repurchase Notes of this series tendered for repurchase following a Change of Control Repurchase Event; (iv) failure by the Company to comply with any covenant or agreement in the Indenture or the Notes, subject to notice and lapse of time; (v) failure to make any payment at maturity, including any applicable grace period, in respect of Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness of the Company or of any of its Subsidiaries owing to the Company or any of its Subsidiaries) with an aggregate principal amount then outstanding in excess of $30,000,000, subject to certain conditions; (vi) default in respect of other Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness of the

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Company or of any of its Subsidiaries owing to the Company or any of its Subsidiaries) in an amount in excess of $30,000,000, which results in the acceleration of such Indebtedness, subject to certain conditions; (vii) certain events of bankruptcy or insolvency involving the Company or any Subsidiary Guarantor; and (viii) the Guarantee of any Subsidiary Guarantor ceases to be in full force an effect during its term or any Subsidiary Guarantor denies or disaffirms in writing its obligations under the Indenture or its Guarantee, other than in connection with the termination of such Guarantee pursuant to the provisions of the Indenture.
     If an Event of Default occurs and is continuing with respect to notes of this series, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes of this series may declare all the Notes of this series to be due and payable immediately. Certain events of bankruptcy or insolvency involving the Company are Events of Default which will result in the Notes of this series being due and payable immediately upon the occurrence of such Events of Default.
     Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Notes of this series may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it in good faith determines that withholding notice is not opposed to their interest.
15. Trustee Dealings with the Company
     Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company and may otherwise deal with the Company with the same rights it would have if it were not Trustee.
16. No Recourse Against Others
     A director, officer, employee or stockholder (other than the Company), as such, of the Company shall not have any liability for any obligations of the Company under the Notes, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.
17. Authentication
     This Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.

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18. Abbreviations
     Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entirety), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (custodian) and U/G/M/A (Uniform Gift to Minors Act).
19. CUSIP and ISIN Numbers
     The Company has caused CUSIP and ISIN numbers and/or other similar numbers to be printed on the Notes and has directed the Trustee to use CUSIP and ISIN numbers and/or other similar numbers in notices of redemption as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
20. Governing Law
     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

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ASSIGNMENT FORM
          To assign this Note, fill in the form below:
          I or we assign and transfer this Note to
(Print or type assignee’s name, address and zip code)
(Insert assignee’s Social Security or Tax I.D. No.)
and irrevocably appoint          as agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:                                                                                   Your Signature:
Signature Guarantee:
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)
Sign exactly as your name appears on the other side of this Note.
In connection with any transfer or exchange of any of the certificated Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred:
CHECK ONE BOX BELOW:

(1)☐	to the Company; or

(2)☐	pursuant to a registration statement that has been declared effective under the Securities Act; or

(3)☐	for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person it reasonably believes is a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the transfer is being made in reliance on Rule 144A; or

(4)☐	pursuant to the offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act; or

(5)☐	to an institutional accredited investor (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is not a qualified institutional buyer and that is purchasing for its own account or for the account of another institutional accredited investor, in each case in a minimum principal amount of notes of $250,000 and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act; or

2036-2-11

(6)☐	under any other available exemption from the registration requirements of the Securities Act.
Unless one of the boxes is checked, the Trustee may refuse to register any of the certificated Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Company and the Trustee may require, prior to registering any such transfer of the Notes, delivery of a legal opinion, certification and/or other information satisfactory to the Company and the Trustee.

Signature

Signature Guarantee:

Signature

(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

2036-2-12

TO BE COMPLETED BY PURCHASER IF BOX (3) ABOVE IS CHECKED.
     The undersigned represents and warrants that it is purchasing this certificated Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

	NOTICE:	To be executed by an executive officer

Signature Guarantee:

Signature
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

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[TO BE ATTACHED TO GLOBAL SECURITIES]
SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:

			Principal Amount of this Global	Signature of authorized
Date of	Amount of decrease in Principal	Amount of increase in Principal	Note following such decrease or	signatory of Trustee or
Exchange	Amount of this Global Note	Amount of this Global Note	increase	Securities Custodian

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